Exhibit 10.18

AMENDMENT TO

DEFERRED INCOME PLAN
FOR TEXTRON KEY EXECUTIVES

TEXTRON INC. DEFERRED INCOME
PLAN FOR EXECUTIVES

DEFERRED INCOME PLAN
FOR NON-EMPLOYEE DIRECTORS

SUPPLEMENTAL BENEFITS PLAN
FOR TEXTRON KEY EXECUTIVES

TEXTRON SUPPLEMENTAL BENEFITS
PLAN FOR EXECUTIVES

SUPPLEMENTAL RETIREMENT PLAN
FOR TEXTRON KEY EXECUTIVES

TEXTRON SUPPLEMENTAL PENSION PLAN
IN LIEU OF STOCK OPTIONS

1999 LONG TERM INCENTIVE PLAN

1994 LONG TERM INCENTIVE PLAN

SURVIVOR BENEFIT PLAN
FOR TEXTRON KEY EXECUTIVES

ANNUAL INCENTIVE COMPENSATION PLAN
FOR TEXTRON EMPLOYEES

SEVERANCE COMPONENT OF TEXTRON BENEFITS PLAN

SEVERANCE PLAN FOR TEXTRON KEY EXECUTIVES

1.                                       Each of the plans listed above (individually, a “Plan,” and collectively, the “Plans”) shall be operated and administered in good-faith compliance with the American Jobs Creation Act of 2004 (the “AJCA”), including any regulations or other guidance interpreting the AJCA, effective with respect to amounts deferred after December 31, 2004.

2.                                       To the extent that any provision of the Plans is inconsistent with the restrictions imposed by the AJCA (including, but not limited to, restrictions on the timing of elections, the time or form of distributions, the acceleration of benefits, or the events that will constitute a substantial risk of forfeiture), that provision shall be deemed to be amended to the extent necessary to bring it into good-faith compliance with the AJCA.

3.                                       The foregoing amendments shall not affect any amounts that are deferred before January 1, 2005, within the meaning of the AJCA, and no change shall be made in the administration of the Plans that would constitute a “material modification” of the Plans with respect to such amounts.

4.                                       To the extent permitted in regulations or other guidance issued by the Treasury Department or Internal Revenue Service, the Plans may be amended to offer eligible participants an opportunity to terminate their participation in the Plans or to cancel an outstanding deferral election relating to amounts deferred after December 31, 2004.

5.                                       This amendment shall remain in effect until the Plans are further amended to reflect the requirements of the AJCA, as interpreted in regulations or other guidance issued by the Treasury Department or Internal Revenue Service.

Effective:  January 1, 2005